EXHIBIT 99.1

Driven Brands Holdings Inc.

Reports Fourth Quarter and Fiscal Year 2021 Results

Delivers Strong Same-Store Sales and Net Store Growth

Reports Robust Operating Income and Earnings per Share Growth

Provides Fiscal 2022 Guidance

Charlotte, N.C. (February 16, 2022) - Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or “the Company”) today reported financial results for the fourth quarter and fiscal year ended December 25, 2021.

For the fourth quarter, revenue was $391.9 million, an increase of 36% versus the prior year. System-wide sales were $1.2 billion, an increase of 26% versus the prior year, with 6% net store growth and an increase in consolidated same-store sales of 16.4%.

The $(0.23) loss per diluted share in the fourth quarter was driven by a $56 million one-time transaction expense associated with the acquisition of Auto Glass Now (“AGN”), which closed on December 30, 2021.

Adjusted earnings per diluted share2 was $0.18 for the fourth quarter.

For fiscal year 2021, revenue was $1.5 billion, an increase of 62% versus the prior year. System-wide sales were $4.5 billion, an increase of 35% versus the prior year, with 6% net store growth and an increase in consolidated same-store sales of 17.1%.

Earnings per diluted share was $0.06 for the fiscal year.

Adjusted earnings per diluted share2 was $0.88 for the fiscal year.

“Our results are a testament to the strength and diversity of the Driven Brands portfolio and the hard work the team has demonstrated throughout 2021,” said Jonathan Fitzpatrick, president and chief executive officer. “Our employees and franchisees continued to adapt to an ever-changing landscape, exceeding our expectations and delivering industry-leading results.

“We are pleased to release our fiscal 2022 guidance5 of approximately $465 million of Adjusted EBITDA. With our scale, the significant whitespace in this fragmented and needs-based industry, and our robust cash generation, we are well positioned to maximize long-term value for all of our stakeholders.”

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5 See Disclosure Regarding Non-GAAP Financial Measures

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Fourth Quarter Highlights

•	Revenue increased 36% versus the prior year, driven by same-store sales growth and net store growth.
•	Consolidated same-store sales increased 16.4% for the quarter and all segments posted positive same-store sales.
•	The Company added 102 net new stores during the quarter.
•	The Company recorded a net loss in the fourth quarter of $(38.8) million, driven by a $56 million one-time transaction expense associated with the acquisition of AGN.
•	Adjusted Net Income[1] was $31.2 million.
•	Adjusted EBITDA[3] was $85.0 million.

Fourth Quarter 2021 Key Performance Indicators by Segment

	System-wide Sales (in millions)	Store Count*	Same-Store Sales	Revenue (in millions)	Segment Adjusted EBITDA[4] (in millions)
Maintenance	$330.8	1,505	25.7%	$159.5	$46.2
Car Wash	124.0	1,058	6.2%	125.3	37.8
Paint, Collision & Glass	643.4	1,648	11.4%	59.6	21.2
Platform Services	84.0	201	35.2%	40.3	12.1
Corporate / Other	N/A	N/A	N/A	7.2
Total	$1,182.2	4,412	16.4%	$391.9

*Drive N Style is currently held for sale. As a result, 62 stores have been removed from Maintenance store count. Net store growth percentages reflect this change in both current and prior year periods.

Capital and Liquidity

During the fourth quarter, the Company closed on a $500 million term loan. The proceeds from this issuance will be used for general corporate purposes, including acquisitions.

The Company ended the fourth quarter with total liquidity of $920.6 million, which included $523.4 million in cash and cash equivalents and $397.2 million of undrawn capacity on its variable funding securitization senior notes and revolving credit facility.

Fiscal Year 2022 Guidance

The Company is providing the following guidance5 for the fiscal year ending December 31, 2022:

•	Revenue of approximately $1.9 billion.
•	Adjusted EBITDA[3] of approximately $465 million.
•	Adjusted Earnings per Share[2] of approximately $1.04.

The above guidance includes the impact of the 79 acquired AGN stores and the impact of the 53rd week in fiscal year 2022. The impact of the extra week is expected to yield approximately

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$16 million in revenue, $4 million in Adjusted EBITDA3 and approximately $0.02 in Adjusted Earnings Per Share2.

The Company also expects:

•	Mid-single-digit same-store sales growth.
•	Net store growth of approximately 225:
◦	Maintenance: approximately 145 stores of which 65% will be franchised and 35% will be company-operated
◦	Car Wash: approximately 45 stores which will be company-operated
◦	Paint, Collision & Glass: approximately 35 stores which will be company-operated.

The Company has not included future M&A in its guidance for fiscal year 2022.

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5 See Disclosure Regarding Non-GAAP Financial Measures

Conference Call

Driven Brands will host a conference call to discuss fourth quarter and fiscal year 2021 results and its guidance for fiscal year 2022 today, Wednesday, February 16, 2022 at 9:00am ET. The call will be available by webcast and can be accessed by visiting Driven Brands’ Investor Relations website at investors.drivenbrands.com. A replay of the call will be available until April 26, 2022.

About Driven Brands

Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive needs, including paint, collision, glass, vehicle repair, oil change, maintenance and car wash. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, and CARSTAR®. Driven Brands has more than 4,400 locations across 15 countries, and services over 50 million vehicles annually. Driven Brands’ network generates more than $1 billion in revenue from more than $4 billion in system-wide sales.

Contacts
Shareholder/Analyst inquiries:	Media inquiries:
Rachel Webb	Taylor Blanchard
rachel.webb@drivenbrands.com	taylor.blanchard@drivenbrands.com
(704) 644-8125	(704) 644-8129

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Disclosure Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) our strategy, outlook and growth prospects; (ii) our operational and financial targets and dividend policy; (iii) general economic trends and trends in the industry and markets; and (iv) the competitive environment in which we operate. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 26, 2020, as supplemented by the “Risk Factors” section in our Quarterly Report on Form 10-Q for the quarter ended September 25, 2021, and in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Forward-looking statements represent our estimates and assumptions only as of the date on which they are made, and we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Disclosure Regarding Non-GAAP Financial Measures

In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this release, including Adjusted Net Income1, Adjusted Earnings Per Share2, and Adjusted EBITDA3. Management believes these non-GAAP financial measures are useful because they enable management, investors, and others to assess the operating performance of the Company and its segments. Please refer to the Reconciliation of Non-GAAP Financial Information tables located in the financial supplement in this release.

This release includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted Earnings Per Share2 and Adjusted EBITDA3. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in the

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reconciliations at the end of this release. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA3 to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income.

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1 “Adjusted Net Income” is calculated by eliminating from net income (loss) the adjustments described for Adjusted EBITDA, amortization related to acquired intangible assets and the tax effect of the adjustments. Please refer to Non-GAAP reconciliation tables located in the financial supplement in this release.

2 “Adjusted Earnings Per Share” represents Adjusted Net Income divided by weighted average shares (basic and diluted). Please refer to Non-GAAP reconciliation tables located in the financial supplement in this release.

3 “Adjusted EBITDA” represents earnings before interest expense, income tax expense, and depreciation and amortization, with further adjustments for acquisition-related costs, straight-line rent, equity compensation, loss on debt extinguishment and certain non-recurring, non-core, infrequent or unusual charges. Please refer to Non-GAAP reconciliation tables located in the financial supplement in this release.

4 “Segment Adjusted EBITDA” is defined as Adjusted EBITDA with a further adjustment for store opening costs. Corporate & Other costs are not allocated across segments. Segment Adjusted EBITDA is a supplemental measure of operating performance of our segments and may not be comparable to similar measures reported by other companies. Please refer to reconciliation to Adjusted EBITDA located in the financial supplement in this release.

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DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Year Ended
(in thousands, except per share amounts)	December 25, 2021	December 26, 2020	December 25, 2021	December 26, 2020
Revenue:
Franchise royalties and fees	$37,173	$22,912	$144,413	$117,126
Company-operated store sales	239,838	165,928	843,646	489,267
Independently-operated store sales	43,763	36,598	204,246	67,193
Advertising contributions	18,934	17,243	75,599	59,672
Supply and other revenue	52,177	45,827	199,376	170,942
Total revenue	391,885	288,508	1,467,280	904,200
Operating expenses:
Company-operated store expenses	148,742	103,575	515,837	305,908
Independently-operated store expenses	24,451	23,056	114,115	41,051
Advertising expenses	18,100	19,560	74,765	61,989
Supply and other expenses	31,901	23,213	112,318	93,380
Selling, general and administrative expenses	73,714	65,170	292,263	218,277
Acquisition costs	59,712	2,395	62,386	15,682
Store opening costs	1,137	1,007	2,497	2,928
Depreciation and amortization	34,055	29,458	112,777	62,114
Asset impairment charges	96	1,410	3,257	8,142
Total operating expenses	391,908	268,844	1,290,215	809,471
Operating income (loss)	(23)	19,664	177,065	94,729
Other income (expense), net:
Interest expense, net	23,524	30,673	75,914	95,646
Loss (gain) on foreign currency transactions, net	14,327	(13,618)	20,683	(13,563)
Loss on debt extinguishment	—	4,817	45,576	5,490
Total other expenses, net	37,851	21,872	142,173	87,573
Income (loss) before taxes	(37,874)	(2,208)	34,892	7,156
Income tax expense	911	5,263	25,356	11,372
Net income (loss)	(38,785)	(7,471)	9,536	(4,216)
Net income (loss) attributable to non-controlling interests	(28)	17	(96)	(17)
Net income (loss) attributable to Driven Brands Holdings Inc.	$(38,757)	$(7,488)	$9,632	$(4,199)

Earnings (loss) per share(1)
Basic	$(0.23)	$(0.06)	$0.06	$(0.04)
Diluted	$(0.23)	$(0.06)	$0.06	$(0.04)

Weighted average shares outstanding(1)
Basic	162,646	127,256	160,684	104,318
Diluted	162,646	127,256	164,644	104,318

(1)	Share and per share amounts have been adjusted to reflect an implied 88,990-for-one stock split that became effective on January 14, 2021.
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DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)	December 25, 2021	December 26, 2020
Assets
Current assets:
Cash and cash equivalents	$523,414	$172,611
Restricted cash	792	15,827
Accounts and notes receivable, net	117,903	84,805
Inventory	46,990	43,039
Prepaid and other assets	24,326	25,070
Income tax receivable	1,539	3,055
Assets held for sale	3,275	—
Advertising fund assets, restricted	45,360	29,276
Total current assets	763,599	373,683
Notes receivable, net	3,182	3,828
Property and equipment, net	1,350,984	827,392
Operating lease right-of-use assets	995,625	884,927
Deferred commissions	10,567	8,661
Intangibles, net	816,183	829,308
Goodwill	1,910,392	1,727,351
Total assets	$5,850,532	$4,655,150
Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$83,033	$67,802
Accrued expenses and other liabilities	297,620	190,867
Income taxes payable	5,726	3,513
Current portion of long-term debt	23,040	22,988
Advertising fund liabilities	26,441	20,276
Total current liabilities	435,860	305,446
Long-term debt, net	2,359,324	2,102,219
Operating lease liabilities	931,604	818,001
Deferred tax liabilities	255,558	249,043
Deferred revenue	37,576	20,757
Income tax receivable liability	155,970	—
Long-term accrued expenses and other liabilities	29,398	53,324
Total liabilities	4,205,290	3,548,790
Common stock	1,674	565
Additional paid-in capital	1,605,890	1,055,172
Retained earnings	41,607	31,975
Accumulated other comprehensive income (loss)	(5,028)	16,528
Total shareholders' equity attributable to Driven Brands Holdings Inc.	1,644,143	1,104,240
Non-controlling interests	1,099	2,120
Total shareholders' equity	1,645,242	1,106,360
Total liabilities and shareholders' equity	$5,850,532	$4,655,150

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DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Fiscal year ended
(in thousands)	December 25, 2021	December 26, 2020
Net income (loss)	$9,536	$(4,216)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	112,777	62,114
Noncash lease cost	70,143	49,348
Loss (gain) on foreign denominated transactions	25,324	(23,245)
Bad debt expense	1,854	7,059
Asset impairment costs	3,257	8,142
Amortization of deferred financing costs and bond discounts	7,002	10,890
Loss (gain) on foreign currency derivative	(4,642)	10,033
Provision for deferred income taxes	9,866	3,936
Loss on extinguishment of debt	45,576	5,490
Other, net	(9,235)	1,408
Changes in assets and liabilities:
Accounts and notes receivable, net	(35,912)	(11,782)
Inventory	(5,723)	(2,904)
Prepaid and other assets	(30,260)	(5,658)
Advertising fund assets and liabilities, restricted	9,386	(369)
Deferred commissions	(1,899)	(1,927)
Deferred revenue	6,678	6,278
Accounts payable	6,905	(4,454)
Accrued expenses and other liabilities	119,051	15,956
Income tax receivable	4,466	3,734
Operating lease liabilities	(60,323)	(45,847)
Cash provided by operating activities	283,827	83,986
Cash flows from investing activities:
Capital expenditures	(160,760)	(52,459)
Cash used in business acquisitions, net of cash acquired	(800,829)	(105,031)
Proceeds from sale-leaseback transactions	144,134	100,174
Proceeds from disposition of business	1,529	—
Proceeds from disposal of fixed assets	990	—
Cash used in investing activities	(814,936)	(57,316)
Cash flows from financing activities:
Payment of contingent consideration related to acquisitions	—	(2,783)
Payment of debt issuance cost	(19,756)	(22,932)
Proceeds from the issuance of long-term debt	950,000	625,000
Repayment of long-term debt	(721,500)	(448,213)
Proceeds from revolving lines of credit and short-term debt	526,800	391,301
Repayments of revolving lines of credit and short-term debt	(544,800)	(432,800)
Repayment of principal portion of finance lease liability	(2,199)	(595)
Proceeds from failed sale-leaseback transactions	538	5,633
Proceeds from initial public offering, net of underwriting discounts	661,500	—
Net proceeds from follow-on public offering	99,225	—
Repurchases of common stock	(43,040)	—
Proceeds from stock option exercises	505	—
Payments for termination of interest rate swaps	(21,826)	—
Proceeds from issuance of equity shares	—	2,609
Other, net	89	1,423
Cash provided by financing activities	885,536	118,643
Effect of exchange rate changes on cash	558	4,468
Net change in cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted	354,985	149,781
Cash and cash equivalents, beginning of period	172,611	34,935
Cash included in advertising fund assets, restricted, beginning of period	19,369	23,091
Restricted cash, beginning of period	15,827	—
Cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted, beginning of period	207,807	58,026
Cash and cash equivalents, end of period	523,414	172,611
Cash included in advertising fund assets, restricted, end of period	38,586	19,369
Restricted cash, end of period	792	15,827
Cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted, end of period	$562,792	$207,807

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DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

Adjusted Net Income/Adjusted Earnings Per Share

	Three Months Ended		Year Ended
(in thousands, except per share amounts)	December 25, 2021	December 26, 2020	December 25, 2021	December 26, 2020
Net income (loss)	$(38,785)	$(7,471)	$9,536	$(4,216)
Acquisition related costs(a)	59,712	2,395	62,386	15,682
Non-core items and project costs, net(b)	1,746	6,962	5,656	6,036
Sponsor management fees(c)	—	543	—	5,900
Straight-line rent adjustment(d)	3,228	4,026	11,619	7,150
Equity-based compensation expense(e)	1,357	815	4,301	1,323
Foreign currency transaction loss (gain), net(f)	14,327	(13,618)	20,683	(13,563)
Bad debt expense (recovery)(g)	(3,183)	359	(3,183)	3,201
Asset sale leaseback (gain) loss, impairment and closed store expenses(h)	(11,940)	1,690	(8,935)	9,311
Loss on debt extinguishment(i)	—	4,817	45,576	5,490
Amortization related to acquired intangible assets(j)	4,676	5,507	18,551	17,200
Provision for uncertain tax positions(k)	(62)	(696)	(313)	2,114
Valuation allowance for deferred tax asset(l)	4,400	668	4,400	668
Adjusted net income before tax impact of adjustments	35,476	5,997	170,277	56,296
Tax impact of adjustments(m)	(4,314)	(4,429)	(23,282)	(12,890)
Adjusted net income	31,162	1,568	146,995	43,406
Net income (loss) attributable to non-controlling interest	(28)	17	(96)	(17)
Adjusted net income attributable to Driven Brands Holdings Inc.	$31,190	$1,551	$147,091	$43,423

Adjusted earnings per share(1)
Basic	$0.19	$0.01	$0.90	$0.42
Diluted	0.18	0.01	0.88	0.42

Weighted average shares outstanding(1)
Basic	162,646	127,256	160,684	104,318
Diluted	166,671	127,256	164,644	104,318

(1)	Share and per share amounts have been adjusted to reflect an implied 88,990-for-one stock split that became effective on January 14, 2021.

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DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

Adjusted EBITDA

	Three Months Ended		Year Ended
(in thousands)	December 25, 2021	December 26, 2020	December 25, 2021	December 26, 2020
Net income (loss)	$(38,785)	$(7,471)	$9,536	$(4,216)
Income tax expense (benefit)	911	5,263	25,356	11,372
Interest expense, net	23,524	30,673	75,914	95,646
Depreciation and amortization	34,055	29,458	112,777	62,114
EBITDA	19,705	57,923	223,583	164,916
Acquisition related costs(a)	59,712	2,395	62,386	15,682
Non-core items and project costs, net(b)	1,746	6,962	5,656	6,036
Sponsor management fees(c)	—	543	—	5,900
Straight-line rent adjustment(d)	3,228	4,026	11,619	7,150
Equity-based compensation expense(e)	1,357	815	4,301	1,323
Foreign currency transaction loss (gain), net(f)	14,327	(13,618)	20,683	(13,563)
Bad debt expense (recovery)(g)	(3,183)	359	(3,183)	3,201
Asset sale leaseback (gain) loss, impairment and closed store expenses(h)	(11,940)	1,690	(8,935)	9,311
Loss on debt extinguishment(i)	—	4,817	45,576	5,490
Adjusted EBITDA	$84,952	$65,912	$361,686	$205,446

a.	Consists of acquisition costs as reflected within the consolidated statement of operations, including legal, consulting and other fees and expenses incurred in connection with acquisitions completed during the applicable period, as well as inventory rationalization expenses incurred in connection with acquisitions. We expect to incur similar costs in connection with other acquisitions in the future and, under U.S. GAAP, such costs relating to acquisitions are expensed as incurred and not capitalized.
b.	Consists of discrete items and project costs, including (i) third-party consulting and professional fees associated with strategic transformation initiatives, (ii) wage subsidies received directly attributable to the COVID-19 pandemic and (iii) other miscellaneous expenses, including non-capitalizable expenses relating to the Company’s initial public offering and other strategic transactions.
c.	Includes management fees paid to Roark Capital Management, LLC.
d.	Consists of the non-cash portion of rent expense, which reflects the extent to which our straight-line rent expense recognized under U.S. GAAP exceeds or is less than our cash rent payments.
e.	Represents non-cash equity-based compensation expense.
f.	Represents foreign currency transaction loss (gains), net that primarily related to the remeasurement of our intercompany loans which are partially offset by unrealized loss (gains) on remeasurement of cross currency swaps.
g.	Represents bad debt expense (recovery) related to uncollectible receivables outside of normal operations.
h.	Relates to (gain) loss on sale leasebacks, the discontinuation of the use of the Pro Oil trade name as those locations were transitioned to the Take 5 trade name, as well as impairment of certain fixed assets and operating lease right-of-use assets related to closed locations. Also represents lease exit costs and other costs associated with stores that were closed prior to their respective lease termination dates.
i.	Represents the write-off of debt issuance costs and prepayment penalties associated with early termination of debt.
j.	Consists of amortization related to acquired intangible assets as reflected within depreciation and amortization in the consolidated statements of operations.
k.	Represents uncertain tax positions recorded for prior year Canadian tax positions, inclusive of interest and penalties.
l.	Represents the establishment of a valuation allowance for certain deferred tax assets negatively impacted by strategic transactions.
m.	Represents the tax impact of adjustments associated with the reconciling items between net income and Adjusted Net Income, excluding the provision for uncertain tax positions and valuation allowance for certain deferred tax assets. To determine the tax impact of the deductible reconciling items, we utilized statutory income tax rates ranging from 9% to 38%, depending upon the tax attributes of each adjustment and the applicable jurisdiction.

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DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND SEGMENT ADJUSTED EBITDA RECONCILIATION (UNAUDITED)

	Three Months Ended		Year Ended
(in thousands)	December 25, 2021	December 26, 2020	December 25, 2021	December 26, 2020
Segment Adjusted EBITDA:
Maintenance	$46,178	$32,185	$179,073	$114,764
Car Wash	37,841	25,398	153,064	43,137
Paint, Collision & Glass	21,197	16,157	82,731	66,276
Platform Services	12,090	12,668	56,954	49,408
Corporate and other	(31,217)	(19,489)	(107,639)	(65,211)
Store opening costs	(1,137)	(1,007)	(2,497)	(2,928)
Adjusted EBITDA	$84,952	$65,912	$361,686	$205,446

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DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES

ADDITIONAL INFORMATION ON KEY PERFORMANCE INDICATORS (UNAUDITED)

	Three Months Ended December 25, 2021
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$192,769	$—	622,649	$82,922	$898,340
Company-operated stores	138,000	80,260	20,746	1,126	240,132
Independently-operated stores	—	43,763	—	—	43,763
Total System-wide Sales	$330,769	$124,023	$643,395	$84,048	$1,182,235

Store Count (in whole numbers)
Franchise stores	962	—	1,608	200	2,770
Company-operated stores	543	330	40	1	914
Independently-operated stores	—	728	—	—	728
Total Store Count	1,505	1,058	1,648	201	4,412

	Three Months Ended December 26, 2020
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Sales
Franchise stores	$149,836	$—	$521,456	$61,234	$732,526
Company-operated stores	97,927	51,383	$15,788	$935	166,033
Independently-operated stores	—	36,598	—	—	36,598
Total System-wide Sales	$247,763	$87,981	$537,244	$62,169	$935,157

Store Count (in whole numbers)
Franchise stores	903	—	1,652	198	2,753
Company-operated stores	491	216	30	1	738
Independently-operated stores	—	736	—	—	736
Total Store Count	1,394	952	1,682	199	4,227

The 62 Drive N Style stores are included in the Maintenance store count for the three months ended December 26, 2020 as previously reported, but are not included in store count for the three months ended December 25, 2021 as they are held for sale.

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